UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2004

Dot Hill Systems Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-13317	13-3460176
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-5500

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 3, 2004 we announced that C.S. Park resigned from our board of directors effective immediately.  The increase in Dr. Park’s expanding responsibilities with other companies was cited as his reason for resignation.  We plan to appoint a replacement as soon as one has been designated.  The press release dated September 3, 2004 is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press release of Dot Hill Systems Corp. dated September 3, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

	By:	/s/ PRESTON ROMM
Preston Romm
Chief Financial Officer, Vice President, Finance, Secretary and Treasurer

Date: September 3, 2004

INDEX TO EXHIBITS

99.1                           Press release of Dot Hill Systems Corp. dated September 3, 2004.